[Logo] M F S(R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]


                         MFS(R) MID CAP
                         GROWTH FUND

                         SEMIANNUAL REPORT o FEBRUARY 29, 2000

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                      MUTUAL FUND GIFT KITS (see page 31)
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
TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Trustees and Officers ..................................................... 33
       MFS ORIGINAL RESEARCH(R)
       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through an investment professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, the national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, fewer than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through an investment professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up as well as down markets. And for many investors, working with an investment professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your investment professional's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2000

--------------
(1) Source: Investment Company Institute.

(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/ 30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Mark Regan]
    Mark Regan

For the six months ended February 29, 2000, Class A shares of the Fund provided a total return of 64.65%, Class B shares 64.12%, Class C shares 64.14%, and Class I shares 64.83%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges and compare to a 67.32% return over the same period for the Fund's benchmark, the Russell Mid-Cap Growth Index (the Russell Index). This index measures the performance of the 800 smallest growth companies in the Russell 1000 Index. These returns also compare to an 85.01% return for the average mid-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance.

Q. THE FUND PERFORMED VERY WELL ON AN ABSOLUTE BASIS OVER THE PERIOD. HOWEVER, IT UNDERPERFORMED RELATIVE TO ITS BENCHMARK AND ITS PEERS. COULD YOU DISCUSS THAT?

A. In considering our performance, we think it's important for investors to understand what kind of fund we strive to be. We are a growth portfolio in the small- to mid-cap range that tries to deliver strong performance at what we feel is an appropriate level of risk. In our efforts to maintain an appropriate risk level, we have made a conscious decision to reduce some technology holdings as valuations have reached levels that we do not think are justifiable or sustainable, based on our fundamental research. So over the period we've reduced our positions in some very high-growth companies -- even though many stocks of this nature have continued to appreciate, somewhat impairing our short-term relative performance. But we strongly believe in seeking to maintain the integrity of our risk/reward profile, especially in a market that we believe is becoming very overvalued in some areas.

   In addition, investors should understand that we try to be a true mid-cap offering, which we define as investing in companies with market capitalizations between $500 million and $5 billion. This has meant that our weighted-average market cap, at about $3.4 billion, is considerably smaller than the approximately $11.7 billion average of the Russell Index. A number of the firms in the index have market caps considerably larger than what we would consider to be the mid-cap range.

Q. COULD YOU DESCRIBE THE INVESTMENT STRATEGY OF THE FUND?

A. As a mid-cap portfolio, the Fund looks for growing businesses that have made the transition from small cap to mid cap. Often, that means the Fund's assets are invested in industries in which the competitive field has narrowed to just a few companies. Our goal is to use our research to pick the companies that we believe will wind up dominating their fields and to invest in them early, before the market recognizes their true worth.

   "Second-chance" companies are another type of mid-cap opportunity our research tries to uncover. These are companies whose stock prices have stumbled but that we believe still have the potential to be leaders in their businesses. A stumble in the mid-cap area can result from events such as a quarterly earnings shortfall of a few cents or a change in pricing of a major product -- events that may cause the market to temporarily lose confidence in a company whose fundamentals we believe remain strong, and offer us a buying opportunity.

Q. COULD YOU GIVE US AN EXAMPLE OF HOW MFS ORIGINAL RESEARCH(R) UNCOVERED AN OPPORTUNITY FOR THE PORTFOLIO?

A. Network Solutions was one of our best-performing holdings during the period and an example that combines elements of both a second-chance opportunity and buying a stock before the market recognizes its worth. Network Solutions owns the exclusive rights to the registry for the .com, .net, .edu, and .org names, so it's virtually the worldwide building permit issuer for the Internet. Any domestic company doing business on the Internet has to pay Network Solutions an annual fee to register its domain, or site, names.

   In the middle of 1999 there was a controversy about whether the government might take away Network Solutions' monopoly, and the stock price dropped by two-thirds. We did extensive research and concluded that the company had a very strong case for retaining its existing arrangement. So we bought the stock on the dip in price, and subsequently Network Solutions negotiated a very favorable contract with the government; it became, in essence, a government-sanctioned monopoly. More recently, the company agreed to be acquired by VeriSign, a company whose technology enables secure transactions on the Internet. Now Network Solutions, a stock that we bought last summer when it was out of favor in the market, has appreciated dramatically in price.

Q. WHAT ARE SOME OF THE AREAS THAT DROVE PERFORMANCE OVER THE PAST SIX MONTHS?

A. Two main areas that contributed to the Fund's performance were semiconductor capital equipment and business services companies.

   Semiconductor capital equipment is the machinery that semiconductor manufacturers use to make, test, and package computer chips. About 18 months ago, the semiconductor industry went through a phase of underinvestment in manufacturing facilities, a trend which currently appears to be reversing dramatically. We bought into semiconductor capital equipment companies such as Teradyne and KLA-Tencor last year when many of their stock prices were stagnating and indeed, they have since risen strongly. The business services area encompasses many of the companies that make it possible to do business on the Internet. Holdings in this area include Network Solutions, as discussed earlier, as well as RSA Security, which provides software that protects corporate data and facilitates electronic commerce.

   To a lesser degree, another area that contributed to performance was data storage, an area that we perceive as crucial to doing business on the Internet. A current bottleneck for Internet users appears to be the need to get data in and out more rapidly, so we are invested in companies such as Emulex Corporation that we believe will be dominant players in meeting that need.

Q. DID YOU HAVE ANY DISAPPOINTMENTS OVER THE PERIOD?

A. Actually, our biggest disappointment, VISX, is a company we believe may prove to be one of our best investments going forward. VISX makes laser eye surgery equipment. This is a royalty business; in addition to selling the equipment, VISX was receiving a per-eye royalty for each patient, and this royalty was part of what determined prices doctors were charging for the procedure. We believe VISX has the most units in use, its equipment is capable of performing the broadest range of procedures, and it seems to have the greatest service organization. But at the former procedure price, which was fairly high, the company could see there was a limit to the number of people who could pay for this surgery, which is elective and not covered by insurance.

   So what VISX did during the period was drop its royalty by over 50%, which meant the procedure price could drop dramatically. In the short term, that devastated the company's earnings and caused the stock price to drop sharply. But what we believe the company did was assure its future, by opening up the market to millions of customers who could not have afforded surgery at the old price. We believe that the steep drop in VISX's stock price makes it a classic second-chance opportunity, because our research indicates the company's future earnings look very strong. Our only disappointment is that we bought the stock a bit too soon, while the price was still on the way down. So although VISX was one of our poorer-performing holdings during the period, we believe it could potentially be one of our best-performing stocks over the next year.

Q. HOW HAVE YOU POSITIONED THE PORTFOLIO GOING FORWARD?

A. The four major areas in which we currently see great opportunity are technology, business services, health care, and energy. In the technology sector, we continue to feel that many semiconductor capital equipment and storage firms, as mentioned earlier, remain at reasonable valuations and offer the prospect of strong performance. We will, however, continue to avoid those areas of technology where we feel that high valuations cannot be justified by projected earnings.

   In the business services area, in addition to the types of companies mentioned earlier, transaction processors have become an important theme in the Fund. These are companies, such as SunGard Data Systems, Fiserv, CSG Systems, and NOVA Corporation, that process customer transactions for mutual funds, banks, credit-card issuers, and the cable, telephone, and television industry. These businesses tend to benefit strongly from new technologies such as the Internet, which are continually driving down transaction costs. In 1999 many of these companies were not growing their businesses as rapidly as expected. We believe this was Year 2000 (Y2K) related; potential customers were reluctant to change their processing systems in the last three quarters of 1999. So although some processors and other business services in the portfolio did well in 1999, we bought many of them at depressed prices, seeking to position the portfolio for potential growth in 2000.

   Health care is an additional area in which we've positioned the Fund for 2000. Stocks in this sector were generally beaten down in 1999 because Medicare cut back reimbursements and changed the payment system. This cast a shadow over many health care-related companies that actually had what we consider to be good businesses. We invested in several of these beaten-down health care companies and new, unrecognized technologies and pharmaceuticals in the second half of 1999, including United Therapeutics and Health Management Associates. Although we may have been a bit early, as some of their stock prices declined further and detracted from the Fund's short-term performance, we believe these are solid companies with good potential for stock price appreciation in 2000.

   Finally, we see opportunity in two areas of the energy sector: deep-water oil drillers and natural gas exploration and production. Oil companies have found that the most productive wells are located in deep water over about 5,000 feet. When the price of oil is above $18 per barrel -- and it's currently in the mid- to high-twenties -- the leases for the rigs that drill these wells are usually bid up in price every time they're renewed. So we think this is a good business to be in, and we own positions in most of the dominant rig companies such as Transocean, Noble Drilling, and Diamond Offshore.

   Natural gas is a situation dominated by a supply/demand imbalance. Gas demand is growing faster than that for oil, as more houses each year are being hooked up to gas and electric utilities are switching to gas-powered turbines. But gas-drilling activity has been down the past few years, so demand is growing faster than supply, and we believe some of the gas exploration and production companies are good investments.

/s/ Mark Regan
    Mark Regan
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

MARK REGAN IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND A PORTFOLIO MANAGER OF MFS(R) MID CAP GROWTH FUND AND MFS(R) INSTITUTIONAL MID CAP GROWTH FUND.

HE JOINED MFS IN 1989 AS A RESEARCH ANALYST. HE WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1992, PORTFOLIO MANAGER IN 1993, AND SENIOR VICE PRESIDENT IN 1999. MR. REGAN IS A GRADUATE OF CORNELL UNIVERSITY AND THE SLOAN SCHOOL OF MANAGEMENT OF THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                SEEKS LONG-TERM GROWTH OF CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:    DECEMBER 1, 1993

CLASS INCEPTION:          CLASS A  DECEMBER 1, 1993
                          CLASS B  DECEMBER 1, 1993
                          CLASS C  AUGUST 1, 1994
                          CLASS I   JANUARY 2, 1997

SIZE:                     $631.6 MILLION NET ASSETS AS OF FEBRUARY 29, 2000

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH FEBRUARY 29, 2000

CLASS A

                                                6 Months        1 Year       3 Years       5 Years         Life*
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge   +64.65%      +100.73%      +171.69%      +282.27%      +314.89%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                   --           +100.73%      + 39.54%      + 30.76%      + 25.59%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                   --           + 89.19%      + 36.81%      + 29.22%      + 24.41%
------------------------------------------------------------------------------------------------------------------

CLASS B

                                                6 Months        1 Year       3 Years       5 Years         Life*
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge   +64.12%      + 99.08%      +165.60%      +267.80%      +293.34%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                   --           + 99.08%      + 38.49%      + 29.75%      + 24.53%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                   --           + 95.08%      + 37.96%      + 29.61%      + 24.53%
------------------------------------------------------------------------------------------------------------------

CLASS C

                                                6 Months        1 Year       3 Years       5 Years         Life*
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge    64.14%      + 99.25%      +165.69%      +268.56%      +295.45%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                   --           + 99.25%      + 38.50%      + 29.81%      + 24.56%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                   --           + 98.25%      + 38.50%      + 29.81%      + 24.56%
------------------------------------------------------------------------------------------------------------------

CLASS I

                                                6 Months        1 Year       3 Years       5 Years         Life*
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge   +64.83%      +101.09%      +173.55%      +284.89%      +162.29%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                   --           +101.09%      + 39.86%      + 30.94%      + 25.73%
------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, December 1, 1993, through February 29, 2000.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C and I share performance includes the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class C blended performance has been adjusted to take into account the CDSC applicable to Class C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class C shares are higher than those of Class A, the blended Class C share performance is higher than it would have been had Class C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 29, 2000

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                                   22.7%
ENERGY                                       21.5%
CONGLOMERATES, SPECIAL PRODUCTS/SERVICES     17.2%
HEALTH CARE                                  15.6%
RETAILING                                     6.3%

TOP 10 STOCK HOLDINGS

NETWORK SOLUTIONS, INC.  7.4%        TRANSOCEAN SEDCO FOREX, INC.  3.9%
Provider of Internet domain name     Offshore drilling contractor
registration services
                                     VISX, INC.  3.6%
CYTYC CORP.  4.6%                    Laser eye surgery company
Medical test company
                                     SPORTSLINE USA, INC. 3.0%
KROGER CO.  4.2%                     Internet sports media company
Supermarket company
                                     NOBLE DRILLING CORP. 3.0%
RSA SECURITY, INC.  4.0%             Offshore drilling and engineering company
Provider of network and data
security software                    INTERMEDIA COMMUNICATIONS, INC.  2.6%
                                     Telecommunications services provider
NEWFIELD EXPLORATION CO.  4.0%
Independent oil and gas company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 29, 2000

Stocks - 95.0%
---------------------------------------------------------------------------
ISSUER                                            SHARES              VALUE
---------------------------------------------------------------------------
U.S. Stocks - 94.9%
  Advertising
    Avenue A, Inc.*                                  600       $     43,200
---------------------------------------------------------------------------
  Agricultural Products - 1.0%
    AGCO Corp.                                   557,400       $  6,131,400
---------------------------------------------------------------------------
  Broadcasting
    Regent Communications, Inc.*                   3,850       $     45,719
---------------------------------------------------------------------------
  Business Machines - 1.4%
    Affiliated Computer Services, Inc., "A"*      36,500       $  1,149,750
    Seagate Technology, Inc.*                    149,200          7,441,350
    Therma-Wave, Inc.*                             1,250             50,313
                                                               ------------
                                                               $  8,641,413
---------------------------------------------------------------------------
  Business Services - 5.3%
    Collectors Universe, Inc.*                    72,710       $    568,047
    DST Systems, Inc.*                            17,400            976,575
    Fiserv, Inc.*                                294,000          8,011,500
    Learning Tree International, Inc.*            41,100          1,094,287
    National Data Corp.                          221,400          6,863,400
    NOVA Corp.*                                  555,800         12,818,137
    Radiant Systems, Inc.*                        15,600            797,550
    S1 Corp.*                                     22,544          2,268,490
    Turnstone Systems, Inc.*                         200             38,413
                                                               ------------
                                                               $ 33,436,399
---------------------------------------------------------------------------
  Cellular Telephones
    Alamosa PCS Holdings, Inc.*                    1,390       $     50,388
---------------------------------------------------------------------------
  Computer Services
    Inforte Corp.*                                   180       $     14,479
---------------------------------------------------------------------------
  Computer Software - Services - 3.8%
    Lightspan Partnership, Inc.*                     840       $      9,240
    RSA Security, Inc.*                          362,000         24,231,375
                                                               ------------
                                                               $ 24,240,615
---------------------------------------------------------------------------
  Computer Software - Systems - 7.9%
    Aspen Technology, Inc.*                       77,000       $  3,445,750
    Banyan Systems, Inc.*                        258,100          8,581,825
    Computer Network Technology Corp.*           103,500          2,593,969
    CSG Systems International, Inc.*             191,700          9,848,587
    eOn Communications Corp.*                      1,330             30,091
    Etec Systems, Inc.*                           52,600          6,195,294
    Harbinger Corp.*                             138,000          4,424,625
    MMC Networks, Inc.*                           95,000          3,770,313
    SunGard Data Systems, Inc.*                  366,200         10,986,000
                                                               ------------
                                                                 49,876,454
---------------------------------------------------------------------------
  Consumer Goods and Services - 3.0%
    LoJack Corp.*                                 99,600       $    703,425
    Sportsline USA, Inc.*                        390,380         18,006,277
                                                               ------------
                                                               $ 18,709,702
---------------------------------------------------------------------------
  Containers - 0.9%
    Smurfit-Stone Container Corp.*               422,800       $  5,760,650
---------------------------------------------------------------------------
  Electronics - 7.5%
    Analog Devices, Inc.*                         10,600       $  1,664,200
    Cable Design Technologies Corp.*             457,300         10,575,062
    Cypress Semiconductor Corp.*                  42,500          1,939,062
    DuPont Photomasks, Inc.*                      96,600          5,651,100
    Intersil Holding Corp.*                        1,180             70,063
    KLA-Tencor Corp.*                             73,600          5,736,200
    LTX Corp.*                                    17,800            750,938
    MKS Instruments, Inc.*                        73,500          3,344,250
    Novellus Systems, Inc.*                       22,200          1,316,737
    Quantum Effect Devices, Inc.*                    650             62,644
    Sawtek, Inc.*                                 33,000          1,584,000
    SIPEX Corp.*                                 178,400          7,994,550
    Teradyne, Inc.*                               54,700          4,758,900
    The InterCept Group, Inc.*                    67,000          1,624,750
                                                               ------------
                                                               $ 47,072,456
---------------------------------------------------------------------------
  Entertainment - 0.1%
    Hearst-Argyle Television, Inc.*               33,500       $    697,219
    Sinclair Broadcast Group, Inc., "A"*           4,600             43,700
    Spanish Broadcasting Systems, Inc.*            1,100             21,037
                                                               ------------
                                                               $    761,956
---------------------------------------------------------------------------
  Financial Institutions - 2.3%
    Edwards (A.G.), Inc.                         452,000       $ 14,322,750
---------------------------------------------------------------------------
  Food and Beverage Products - 2.7%
    Del Monte Foods Co.*                         903,900       $ 11,298,750
    Keebler Foods Co.*                           234,900          5,960,587
                                                               ------------
                                                               $ 17,259,337
---------------------------------------------------------------------------
  Internet - 0.8%
    Apropos Technology, Inc.*                        280       $     13,405
    Centra Software, Inc.*                           380             14,013
    Chordiant Software, Inc.*                     32,490          1,137,150
    DigitalThink, Inc.*                              540             22,005
    Extensity, Inc.*                                 500             36,250
    FirePond, Inc.*                                  310             30,206
    HealthGate Data Corp.*                         1,460             15,330
    L90, Inc.*                                     7,310            152,139
    Landacorp, Inc.*                                 450              5,822
    Lante Corp.*                                     770             61,407
    Neoforma.com, Inc.*                            1,270             75,565
    net.Genesis Corp.*                               140              7,954
    Netzee, Inc.*                                130,300          3,338,937
    Niku Corp.*                                      930             64,170
    Organic, Inc.*                                   220              7,508
    SkillSoft Corp.*                               1,210             21,553
    Vicinity Corp.*                                1,870             75,735
    webMethods, Inc.*                                320             98,580
                                                               ------------
                                                               $  5,177,729
---------------------------------------------------------------------------
  Machinery - 0.6%
    Applied Science and Technology, Inc.*         90,200       $  3,117,538
    W.W. Grainger, Inc.                           15,600            667,875
                                                               ------------
                                                               $  3,785,413
---------------------------------------------------------------------------
  Medical and Health Products - 0.5%
    Bausch & Lomb, Inc.                           62,900       $  3,317,975
---------------------------------------------------------------------------
  Medical and Health Technology
    and Services - 11.7%
    Aspect Medical Systems, Inc.*                    820       $     54,018
    Cytyc Corp.*                                 598,500         27,531,000
    Health Management Associates, Inc., "A"*     817,800          8,791,350
    IDEXX Laboratories, Inc.*                    298,100          8,812,581
    Lincare Holdings, Inc.*                       57,200          1,340,625
    Martek Biosciences Corp.##*                  159,827          1,798,054
    Steris Corp.*                                179,400          1,737,937
    Total Renal Care Holdings, Inc.*             626,643          1,879,929
    VISX, Inc.*                                1,282,800         21,727,425
                                                               ------------
                                                               $ 73,672,919
---------------------------------------------------------------------------
  Oil Services - 7.5%
    BJ Services Co.*                              46,400       $  2,647,700
    Cooper Cameron Corp.*                        121,300          6,701,825
    Diamond Offshore Drilling, Inc.              202,400          6,426,200
    Global Industries, Inc.*                   1,234,100         12,649,525
    Noble Drilling Corp.*                        499,600         17,985,600
    Weatherford International, Inc.*              26,900          1,210,500
                                                               ------------
                                                               $ 47,621,350
---------------------------------------------------------------------------
  Oils - 12.9%
    Apache Corp.                                 350,700       $ 12,800,550
    EOG Resources, Inc.                          785,500         11,978,875
    Houston Exploration Co.*                     389,200          5,910,975
    Newfield Exploration Co.*                    767,900         23,804,900
    Transocean Sedco Forex, Inc.*                592,300         23,358,831
    Vastar Resources, Inc.                        68,500          3,634,781
                                                               ------------
                                                               $ 81,488,912
---------------------------------------------------------------------------
  Pharmaceuticals - 2.9%
    Sepracor, Inc.*                               54,000       $  5,474,250
    United Therapeutics Corp.*                   131,900         12,860,250
                                                               ------------
                                                               $ 18,334,500
---------------------------------------------------------------------------

U.S. Stocks - continued
  Printing and Publishing - 1.3%
    Scholastic Corp.*                            158,400       $  8,207,100
---------------------------------------------------------------------------
  Retail - 0.5%
    Williams-Sonoma, Inc.*                       100,700       $  3,115,406
---------------------------------------------------------------------------
  Special Products and Services - 0.2%
    U.S. Aggregates, Inc.*                        65,800       $    982,888
---------------------------------------------------------------------------
  Stores - 1.6%
    BJ's Wholesale Club, Inc.*                   296,300       $  9,185,300
    Gymboree Corp.*                              137,400            644,062
                                                               ------------
                                                               $  9,829,362
---------------------------------------------------------------------------
  Supermarkets - 3.9%
    Kroger Co.*                                1,672,800       $ 24,882,900
---------------------------------------------------------------------------
  Telecommunications - 14.6%
    American Tower Corp., "A"*                   199,800       $  9,840,150
    Ancor Communications, Inc.*                  166,550          9,972,181
    Avanex Corp.*                                    840            175,035
    Cabletron Systems, Inc.*                      54,500          2,670,500
    Choice One Communications, Inc.*               1,130             67,800
    Eloquent, Inc.*                                  360             12,105
    Emulex Corp.*                                 18,700          2,992,000
    Intermedia Communications, Inc.*             246,100         15,581,207
    Metromedia Fiber Network, Inc., "A"*           4,150            298,346
    MGC Communications, Inc.*                      8,400            579,600
    Network Solutions, Inc.*                     137,600         44,367,400
    Pinnacle Holdings, Inc.*                      32,400          1,895,400
    Spectrasite Holdings, Inc.*                   29,600            741,850
    Telaxis Communications Corp.*                    560             43,715
    Time Warner Telecom, Inc.*                    41,500          3,195,500
                                                               ------------
                                                               $ 92,432,789
---------------------------------------------------------------------------
Total U.S. Stocks                                              $599,216,161
---------------------------------------------------------------------------
Foreign Stocks - 0.1%
  Bermuda
    FLAG Telecom Holdings Ltd.
     (Telecommunications)*                                     $         28
                                                      10                  6
    InterWAVE Communications
      International Ltd.
      (Telecommunications)*                        1,420             91,413
                                                               ------------
                                                               $     91,699
---------------------------------------------------------------------------
  Canada - 0.1%
    Delano Technology Corp.
      (Computer Software -  Services)*               250       $     11,953
    Southern Africa Minerals Corp.
     (Diversified Minerals)*                     794,600            170,138
                                                               ------------
                                                               $    182,091
---------------------------------------------------------------------------
  Ireland
    Trintech Group PLC, ADR (Computer
      Software -  Products)*                       1,050       $    117,600
---------------------------------------------------------------------------
Total Foreign Stocks                                           $    391,390
---------------------------------------------------------------------------
Total Stocks (Identified Cost, $482,670,854)                   $599,607,551
---------------------------------------------------------------------------

Short-Term Obligations - 2.6%
---------------------------------------------------------------------------
                                        PRINCIPAL AMOUNT
ISSUER                                     (000 OMITTED)              VALUE
---------------------------------------------------------------------------
    Student Loan Marketing Assn., due
      3/01/00 at Amortized Cost                $  16,620       $     16,620
---------------------------------------------------------------------------
Total Investments
  (Identified Cost, $499,290,854)                              $    616,227
Other Assets, Less Liabilities - 2.4%                                15,324
---------------------------------------------------------------------------
Net Assets - 100.0%                                            $    631,552
---------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $499,290,854)       $616,227,551
  Investments of cash collateral for securities loaned at
    value
    (identified cost, $97,672,208)                              97,672,208
  Cash                                                               1,405
  Receivable for Fund shares sold                                8,579,636
  Receivable for investments sold                               14,982,322
  Interest and dividends receivable                                 47,042
  Other assets                                                       1,585
                                                              ------------
      Total assets                                            $737,511,749
                                                              ------------
Liabilities:
  Payable for Fund shares reacquired                          $  1,916,618
  Payable for investments purchased                              6,279,010
  Collateral for securities loaned, at value                    97,672,208
  Payable to affiliates -
    Management fee                                                  12,228
    Shareholder servicing agent fee                                  1,630
    Distribution and service fee                                    10,757
    Administrative fee                                                 244
  Accrued expenses and other liabilities                            66,713
                                                              ------------
      Total liabilities                                       $105,959,408
                                                              ------------
Net assets                                                    $631,552,341
                                                              ============
Net assets consist of:
  Paid-in capital                                             $449,067,535
  Unrealized appreciation on investments and translation of
    assets and liabilities
    in foreign currencies                                      116,936,696
  Accumulated undistributed net realized gain on
    investments and foreign
    currency transactions                                       67,528,215
  Accumulated net investment loss                               (1,980,105)
                                                              ------------
      Total                                                   $631,552,341
                                                              ============
Shares of beneficial interest outstanding                      38,482,422
                                                               ==========

Class A shares:
  Net asset value per share
    (net assets of $233,232,595 / 14,023,160 shares of
      beneficial interest outstanding)                          $16.63
                                                                ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                  $17.64
                                                                ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $314,447,239 / 19,250,825 shares of
      beneficial interest outstanding)                          $16.33
                                                                ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $77,561,750 / 4,829,632 shares of
      beneficial interest outstanding)                          $16.06
                                                                ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $6,310,757 / 378,805 shares of
      beneficial interest outstanding)                          $16.66
                                                                ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------
Net investment loss:
  Income -
    Interest                                                  $    911,420
    Dividends                                                      182,108
    Income on securities loaned                                    106,040
                                                              ------------
      Total investment income                                 $  1,199,568
                                                              ------------

  Expenses -
    Management fee                                            $  1,399,561
    Trustees' compensation                                          12,050
    Shareholder servicing agent fee                                186,608
    Distribution and service fee (Class A)                         175,706
    Distribution and service fee (Class B)                         955,889
    Distribution and service fee (Class C)                         191,341
    Administrative fee                                              20,071
    Custodian fee                                                   68,377
    Printing                                                        27,651
    Postage                                                         20,059
    Auditing fees                                                   16,044
    Legal fees                                                         334
    Miscellaneous                                                   95,607
                                                              ------------
      Total expenses                                          $  3,169,298
    Fees paid indirectly                                           (12,325)
                                                              ------------
      Net expenses                                            $  3,156,973
                                                              ------------
        Net investment loss                                   $ (1,957,405)
                                                              ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                   $ 79,247,886
    Foreign currency transactions                                       (4)
                                                              ------------
      Net realized gain on investments and foreign
        currency transactions                                 $ 79,247,882
                                                              ------------

  Change in unrealized appreciation (depreciation) -
    Investments                                               $103,863,795
    Translation of assets and liabilities in foreign
      currencies                                                        (1)
                                                              ------------
      Net unrealized gain on investments and foreign
        currency translation                                  $103,863,794
                                                              ------------
        Net realized and unrealized gain on investments and
          foreign currency                                    $183,111,676
                                                              ------------
          Increase in net assets from operations              $181,154,271
                                                              ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                    YEAR ENDED
                                                                       FEBRUARY 29, 2000       AUGUST 31, 1999
                                                                              (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                      $  (1,957,405)        $  (1,808,855)
  Net realized gain on investments and foreign currency
    transactions                                                              79,247,882            36,329,324
  Net unrealized gain on investments and foreign currency
    translation                                                              103,863,794            37,191,254
                                                                           -------------         -------------
      Increase in net assets from operations                               $ 181,154,271         $  71,711,723
                                                                           -------------         -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                                        $ (15,628,718)        $  (6,881,999)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                          (21,101,259)           (9,892,160)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                           (4,328,223)           (1,090,227)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                             (291,579)             (168,193)
                                                                           -------------         -------------
      Total distributions declared to shareholders                         $ (41,349,779)        $ (18,032,579)
                                                                           -------------         -------------
Net increase in net assets from Fund share transactions                    $ 277,217,286         $  61,808,176
                                                                           -------------         -------------
      Total increase in net assets                                         $ 417,021,778         $ 115,487,320
Net assets:
  At beginning of period                                                     214,530,563            99,043,243
                                                                           -------------         -------------
  At end of period (including accumulated net investment
    loss of $1,980,105 and $22,700, respectively)                          $ 631,552,341         $ 214,530,563
                                                                           =============         =============

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,

                                 SIX MONTHS ENDED        -----------------------------------------------------------------------
                                FEBRUARY 29, 2000              1999            1998           1997          1996           1995
                                      (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------
                                          CLASS A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period  $     11.34       $      7.71    $      9.42    $      9.06    $     10.08    $      8.68
                                       -----------       -----------    -----------    -----------    -----------    -----------
Income from investment operations# -
  Net investment loss                  $     (0.04)      $     (0.07)   $     (0.11)   $     (0.09)   $     (0.10)   $     (0.03)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                          7.01              5.04          (1.31)          1.77           0.96           1.69
                                       -----------       -----------    -----------    -----------    -----------    -----------
      Total from investment
        operations                     $      6.97       $      4.97    $     (1.42)   $      1.68    $      0.86    $      1.66
                                       -----------       -----------    -----------    -----------    -----------    -----------

Less distributions declared to
  shareholders from net realized
  gain on investments and foreign
  currency transactions                $     (1.68)      $     (1.34)   $     (0.29)   $     (1.32)   $     (1.88)   $     (0.26)
                                       -----------       -----------    -----------    -----------    -----------    -----------
Net asset value - end of period        $     16.63       $     11.34    $      7.71    $      9.42    $      9.06    $     10.08
                                       ===========       ===========    ===========    ===========    ===========    ===========
Total return(+)                              64.65%++          68.83%        (15.44)%        20.26%         10.55%         19.77%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                  1.24%+            1.32%          1.43%          1.41%          1.28%          1.29%
  Net investment loss                        (0.59)%+          (0.69)%        (1.07)%        (1.09)%        (1.08)%        (0.40)%
Portfolio turnover                              65%              158%           168%           170%           157%           218%
Net assets at end of period
  (000 Omitted)                        $   233,232       $    83,238    $    36,413    $    41,737    $    35,098    $    30,194

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                SIX MONTHS ENDED        ----------------------------------------------------------------------------
                               FEBRUARY 29, 2000                1999            1998           1997          1996          1995
                                     (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                         CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period  $     11.16       $      7.60     $      9.27    $      8.93    $      9.94    $      8.59
                                       -----------       -----------     -----------    -----------    -----------    -----------
Income from investment operations# -
  Net investment loss                  $     (0.09)      $     (0.14)    $     (0.18)   $     (0.16)   $     (0.17)   $     (0.13)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                          6.88              4.97           (1.28)          1.75           0.95           1.69
                                       -----------       -----------     -----------    -----------    -----------    -----------
      Total from investment
        operations                     $      6.79       $      4.83     $     (1.46)   $      1.59    $      0.78    $      1.56
                                       -----------       -----------     -----------    -----------    -----------    -----------
Less distributions declared to
  shareholders from net realized
  gain on investments and foreign
  currency transactions                $     (1.62)      $     (1.27)    $     (0.21)   $     (1.25)   $     (1.79)   $     (0.21)
                                       -----------       -----------     -----------    -----------    -----------    -----------
Net asset value - end of period        $     16.33       $     11.16     $      7.60    $      9.27    $      8.93    $      9.94
                                       ===========       ===========     ===========    ===========    ===========    ===========
Total return                                 64.12%++          67.41%         (16.05)%        19.36%          9.67%         18.75%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                  1.99%+            2.07%           2.18%          2.20%          2.13%          2.29%
  Net investment loss                        (1.34)%+          (1.44)%         (1.82)%        (1.87)%        (1.81)%        (1.44)%
Portfolio turnover                              65%              158%            168%           170%           157%           218%
Net assets at end of period
  (000 Omitted)                        $   314,447       $   111,355     $    56,098    $    73,940    $    67,043    $    61,742

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                 SIX MONTHS ENDED        ---------------------------------------------------------------------------
                                FEBRUARY 29, 2000             1999            1998            1997          1996          1995
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                          CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period  $     11.01       $      7.53     $      9.19    $      8.85    $      9.91    $      8.61
                                       -----------       -----------     -----------    -----------    -----------    -----------
Income from investment operations# -
  Net investment loss                  $     (0.09)      $     (0.14)    $     (0.18)   $     (0.16)   $     (0.17)   $     (0.14)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                  6.78              4.91           (1.26)          1.74           0.94           1.69
                                       -----------       -----------     -----------    -----------    -----------    -----------
      Total from investment
       operations                      $      6.69       $      4.77     $     (1.44)   $      1.58    $      0.77    $      1.55
                                       -----------       -----------     -----------    -----------    -----------    -----------

Less distributions declared to
  shareholders from net realized gain
  on investments and foreign currency
  transactions                         $     (1.64)      $     (1.29)    $     (0.22)   $     (1.24)   $     (1.83)   $     (0.25)
                                       -----------       -----------     -----------    -----------    -----------    -----------
Net asset value - end of period        $     16.06       $     11.01     $      7.53    $      9.19    $      8.85    $      9.91
                                       ===========       ===========     ===========    ===========    ===========    ===========
Total return                                 64.14%++          67.33%         (16.00)%        19.44%          9.60%         18.63%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                  1.99%+            2.07%           2.18%          2.16%          2.17%          2.30%
  Net investment loss                        (1.34)%+          (1.44)%         (1.82)%        (1.79)%        (1.90)%        (1.55)%
Portfolio turnover                              65%              158%            168%           170%           157%           218%
Net assets at end of period
  (000 Omitted)                        $    77,562       $    18,097     $     5,607    $     5,796    $     6,860    $     3,209

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,           PERIOD ENDED
                                             SIX MONTHS ENDED                            ------------             AUGUST 31,
                                            FEBRUARY 29, 2000                1999                1998                  1997*
                                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $11.37              $ 7.73              $ 9.44                 $ 8.50
                                                       ------              ------              ------                 ------
Income from investment operations# -
  Net investment loss                                  $(0.02)             $(0.04)             $(0.08)                $(0.05)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     7.00                5.04               (1.32)                  0.99
                                                       ------              ------              ------                 ------
      Total from investment operations                 $ 6.98              $ 5.00              $(1.40)                $ 0.94
                                                       ------              ------              ------                 ------

Less distributions declared to shareholders from
  net realized gain on investments and foreign
  currency transactions                                $(1.69)             $(1.36)             $(0.31)                $ --
                                                       ------              ------              ------                 ------
Net asset value - end of period                        $16.66              $11.37              $ 7.73                 $ 9.44
                                                       ======              ======              ======                 ======
Total return                                            64.83%++            69.03%             (15.23)%                11.06%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                             0.99%+              1.07%               1.18%                  1.03%+
  Net investment loss                                   (0.37)%+            (0.44)%             (0.82)%                (0.74)%+
Portfolio turnover                                         65%                158%                168%                   170%
Net assets at end of period (000 Omitted)              $6,311              $1,841                $925                 $1,384

 * For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Mid Cap Growth Fund (the Fund) is a non-diversified series of MFS Series Trust IV (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 29, 2000, the value of securities loaned was $95,260,494. These loans were collateralized by U.S. Treasury securities of $410,717 and cash of $97,672,208 which was invested in the following short-term obligation:

                                                            IDENTIFIED COST
                                                     SHARES       AND VALUE
-----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     97,672,208     $97,672,208
                                                                -----------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a distribution from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $3,935 for the six months ended February 29, 2000.

Administrator - The Fund has an administrative service agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $182,424 for the six months ended February 29, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $10,154 for the six months ended February 29, 2000. Fees incurred under the distribution plan during the six months ended February 29, 2000, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $7,424 and $721 for Class B and Class C shares, respectively, for the six months ended February 29, 2000. Fees incurred under the distribution plan during the six months ended February 29, 2000, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Certain Class A and Class C are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 29, 2000, were $750, $70,412, and $6,199 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $443,178,626 and $229,070,387, respectively.

The cost and unrealized appreciation and depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $499,290,854
                                                                 ------------

Gross unrealized appreciation                                    $170,024,765
Gross unrealized depreciation                                     (53,088,068)
                                                                 ------------

    Net unrealized appreciation                                  $116,936,697
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                              SIX MONTHS ENDED FEBRUARY 29, 2000      YEAR ENDED AUGUST 31, 1999
                              ----------------------------------   -----------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                        11,304,151    $ 161,774,899       15,169,744    $ 154,338,218
Shares issued to shareholders
  in reinvestment of
  distributions                     1,070,209       14,490,705          742,125        6,801,941
Shares reacquired                  (5,688,380)     (78,778,019)     (13,296,350)    (134,640,545)
                                -------------    -------------    -------------    -------------
    Net increase                    6,685,980    $  97,487,585        2,615,519    $  26,499,614
                                =============    =============    =============    =============

Class B Shares

                              SIX MONTHS ENDED FEBRUARY 29, 2000      YEAR ENDED AUGUST 31, 1999
                              ----------------------------------   -----------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                        12,438,123    $ 174,699,939        9,115,055    $  92,789,536
Shares issued to shareholders
  in reinvestment of
  distributions                     1,433,902       19,099,599          977,828        8,839,564
Shares reacquired                  (4,596,087)     (62,852,069)      (7,497,071)     (75,766,605)
                                -------------    -------------    -------------    -------------
    Net increase                    9,275,938    $ 130,947,469        2,595,812    $  25,862,495
                                =============    =============    =============    =============

Class C Shares

                              SIX MONTHS ENDED FEBRUARY 29, 2000      YEAR ENDED AUGUST 31, 1999
                              ----------------------------------   -----------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                         4,208,810    $  59,533,024        2,120,776    $  21,806,838
Shares issued to shareholders
  in reinvestment of
  distributions                       295,763        3,871,537          105,330          947,304
Shares reacquired                  (1,318,731)     (17,798,085)      (1,326,970)     (13,771,979)
                                -------------    -------------    -------------    -------------
    Net increase                    3,185,842    $  45,606,476          899,136    $   8,982,163
                                =============    =============    =============    =============

Class I Shares

                              SIX MONTHS ENDED FEBRUARY 29, 2000      YEAR ENDED AUGUST 31, 1999
                              ----------------------------------   -----------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                           223,770    $   3,301,427           59,850    $     637,177
Shares issued to shareholders
  in reinvestment of
  distributions                        21,502          291,569           18,401          168,185
Shares reacquired                     (28,467)        (417,240)         (35,959)        (341,458)
                                -------------    -------------    -------------    -------------
    Net increase                      216,805    $   3,175,756           42,292    $     463,904
                                =============    =============    =============    =============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 29, 2000, was $1,543. The Fund had no borrowings during the period.

MFS(R) MID CAP GROWTH FUND

TRUSTEES                                    SECRETARY
J. Atwood Ives(+) - Chairman and            Stephen E. Cavan*
Chief Executive Officer, Eastern
Enterprises (diversified services           ASSISTANT SECRETARY
company)                                    James R. Bordewick, Jr.*

Lawrence T. Perera(+) - Partner,            CUSTODIAN
Hemenway & Barnes (attorneys)               State Street Bank and Trust Company

William J. Poorvu(+) - Adjunct              INVESTOR INFORMATION For information
Professor, Harvard University               on MFS mutual funds, call your
Graduate School of Business                 investment professional or, for an
Administration                              information kit, call toll free:
                                            1-800-637-2929 any business day from
Charles W.Schmidt(+) - Private              9 a.m. to 5 p.m. Eastern time (or
Investor                                    leave a message anytime).

Arnold D. Scott* - Senior Executive         INVESTOR SERVICE MFS Service Center,
Vice President, Director, and               Inc.
Secretary, MFS Investment Management        P.O. Box 2281
                                            Boston, MA 02107-9906
Jeffrey L. Shames* - Chairman and
Chief Executive Officer, MFS                For general information, call toll
Investment Management                       free: 1-800-225-2606 any business
                                            day from 8 a.m. to 8 p.m. Eastern
Elaine R. Smith(+) - Independent            time.
Consultant
                                            For service to speech- or
David B. Stone(+) - Chairman, North         hearing-impaired, call toll free:
American Management Corp.                   1-800-637-6576 any business day from
(investment adviser)                        9 a.m. to 5 p.m. Eastern time. (To
                                            use this service, your phone must be
INVESTMENT ADVISER                          equipped with a Telecommunications
Massachusetts Financial Services Company    Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                       For share prices, account balances,
                                            exchanges, or stock and bond
DISTRIBUTOR                                 outlooks, call toll free:
MFS Fund Distributors, Inc.                 1-800-MFS-TALK (1-800-637-8255)
500 Boylston Street                         anytime from a touch-tone telephone.
Boston, MA 02116-3741
                                            WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                      www.mfs.com
Jeffrey L. Shames*

PORTFOLIO MANAGER
Mark Regan*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


(+)Independent Trustee
*MFS Investment Management

MFS(R) MID CAP GROWTH FUND                                      ------------
                                                                  BULK RATE
[Logo] M F S(R)                                                 U.S. POSTAGE
INVESTMENT MANAGEMENT                                               PAID
We invented the mutual fund(R)                                      MFS
                                                                ------------
500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                              MMC-3  4/00 37.1M 83/283/383/883